SUPPLEMENT DATED SEPTEMBER 25, 2008

TO PROSPECTUSES DATED MAY 1, 2003
FOR NEW YORK KEYPORT CHARTER AND NEW YORK KEYPORT LATITUDE

TO PROSPECTUSES DATED DECEMBER 31, 2002
FOR NEW YORK KEYPORT ADVISOR VISTA, NEW YORK KEYPORT VISTA
NEW YORK KEYPORT ADVISOR CHARTER, NEW YORK KEYPORT ADVISOR OPTIMA,
NEW YORK KEYPORT ADVISOR, AND NEW YORK KEYPORT OPTIMA

ISSUED BY SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
KBL VARIABLE ACCOUNT A

Effective October 1, 2008, we will no longer issue any new annuities under Section 403(b) of the Internal Revenue Code (so-called Section 403(b) annuities or tax-sheltered annuities, including Texas Optional Retirement Program annuities) (“TSAs”).  After December 31, 2008, we will no longer accept any additional Purchase Payments to any previously issued TSAs.

The Internal Revenue Service’s (“IRS”) comprehensive TSA regulations are effective January 1, 2009, and these regulations, subsequent IRS guidance, and/or the terms of an employer’s TSA plan impose new restrictions on TSAs, including restrictions on (1) the availability of hardship distributions and loans, (2) TSA exchanges within the same employer’s TSA plan, and (3) TSA transfers to another employer’s TSA plan.  You should consult with a qualified tax professional about how the regulations affect you and your TSA.

The TSA regulations provide that TSA hardship withdrawals will be subject to the IRS rules applicable to hardship distributions from 401(k) plans.  Specifically, if you have not terminated your employment or reached age 59½, you may be able to withdraw a limited amount of monies if you have an immediate and heavy financial need and the withdrawal amount is necessary to satisfy such financial need.  An immediate and heavy financial need may arise only from:

●	deductible medical expenses incurred by you, your spouse, or your dependents;
●	payments of tuition and related educational fees for the next 12 months of post-secondary education for you, your spouse, or your dependents;
●	costs related to the purchase of your principal residence (not including mortgage payments);
●	payment necessary to prevent eviction from your principal residence or foreclosure of the mortgage on your principal residence;
●	payments for burial or funeral expenses for your parent, spouse, children, or dependents; or
●	expenses for the repair of damage to your principal residence that would qualify for the federal income tax casualty deduction.

You will be required to represent in writing to us (1) that your specified immediate and heavy financial need cannot reasonably be relieved through insurance or otherwise, by liquidation of your assets, by ending any contributions you are making under your TSA plan, by other distributions and nontaxable loans under any of your qualified plans, or by borrowing from commercial sources and (2) that your requested withdrawal amount complies with applicable law, including the federal tax law limit.  And, unless your TSA was issued prior to September 25, 2007 and the only payments you made to such TSA were TSA funds you transferred directly to us from another TSA carrier (a “90-24 Transfer TSA”), your TSA employer also may need to agree in writing to your hardship request.  Hardship withdrawals are fully taxable, plus you may be required to pay a 10% federal income tax penalty.  A hardship withdrawal may not be repaid once taken.

If your TSA contains a provision that permits loans, you may request a loan but you will be required to represent in writing to us that your requested loan amount complies with applicable law, including the federal tax law limit.  And, unless your TSA is a 90-24 Transfer TSA, your TSA employer also may need to agree in writing to your loan request.

If you wish to transfer or exchange your TSA for another TSA within the same or different TSA plan, you will be able to do so only if the issuer of the new TSA certifies to us that the transfer or exchange is permissible under the TSA regulations and the applicable TSA plan.  Your TSA employer also may need to agree in writing to your transfer/exchange request.

Please retain this supplement with your prospectus for future reference.

KBL (NY) TSA 9/08